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                                  Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (the "Report") by LoJack Corporation (the "Company"), I, Keith E. Farris, as the Vice President (Finance) and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1.   the Report fully complies with the requirements of Section 13 (a) or
          Section 15 (d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2003

                                           /s/ Keith E. Farris
                                           -------------------
                                           Keith E. Farris
                                           Vice President (Finance) and Chief
                                           Financial Officer

A signed original of this written statement required by Section 906 has been provided to LoJack Corporation and will be retained by LoJack Corporation and furnished to the Securities and Exchange Commission or its staff upon request.